          NUMBER           [IDENIX PHARMACEUTICALS LOGO]       SHARES

                        INCORPORATED UNDER THE LAWS OF THE
                               STATE OF DELAWARE

        COMMON STOCK                                         COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE                      SEE REVERSE FOR CERTAIN
IN CANTON, MA, JERSEY CITY, NJ                               DEFINITIONS
       AND NEW YORK, NY
                                                        CUSIP  45166R  20 4
_______________________________________________________________________________

THIS CERTIFIES THAT:



 IS THE OWNER OF:

_______________________________________________________________________________

FULLY PAID AND NONASSESSABLE SHARES OF THE PAR VALUE OF $0.0001 EACH OF THE COMMON STOCK OF

=========================IDENIX PHARMACEUTICALS, INC.=========================

hereinafter called the "Corporation", transferable on the books of the Corporation by the holder hereof in person, or by his authorized attorney, upon the surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:



                                    [SEAL]
[ILLEGIBLE SIGNATURE]     IDENIX PHARMACEUTICALS, INC.  [ILLEGIBLE SIGNATURE]
____________________           1998 DELAWARE             _____________________
     PRESIDENT                                                 SECRETARY




COUNTERSIGNED AND REGISTERED:
     EQUISERVE TRUST COMPANY, N.A.
          TRANSFER AGENT AND REGISTRAR

BY:
          [ILLEGIBLE SIGNATURE]

                   AUTHORIZED SIGNATURE

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM           - as tenants in common                                UNIF GIFT MIN ACT-______________Custodian__________
TEN ENT -           as tenants by the entireties                                           (Cust)                  (Minor)
JT TEN            - as joint tenants with
right                                                                                 under Uniform Gifts to Minors
                    of survivorship and not as
                    tenants in common                                   Act _______________________________________________
                                                                                                (State)
                                                                        UNIF TRANS MIN ACT-______________Custodian__________
                                                                                            (Cust)                  (Minor)
                                                                                       under Uniform Transfers to Minors
                                                                        Act _______________________________________________
                                                                                                (State)


     Additional abbreviations may also be used though not in the above list.

         For value received,____________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
 _____________________________________

________________________________________________________________________________
Please Print or Typewrite Name and Address Including Postal Zip Code of Assignee
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________________
Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated:___________________

      SIGNATURE(S) GUARANTEED:__________________________________________________
                              THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                              ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                              STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                              APPROVED SIGNATURE GUARANTEE MEDALLION
                              PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

         NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.



  AMERICAN BANK NOTE COMPANY                    PRODUCTION COORDINATOR: VERONICA GLIATTI 931-490-1706
     711 ARMSTRONG LANE                                       PROOF OF JANUARY 21, 2004
  COLUMBIA, TENNESSEE 38401                                    IDENIX PHARMACEUTICALS
      (931) 388-3003                                                 TSB 14497 BK
SALES:  C. SHARKEY 302-731-7088                                     Operator:  Ron
/ETHER 13/LIVE JOBS/I/IDENIX 14497 BK                                   Rev. 2

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: _____ OK AS IS _____ OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF